                                    UAM FUNDS
                        ENHANCED MONTHLY INCOME PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                        SUPPLEMENT DATED JANUARY 26, 1996
                     TO THE PROSPECTUS DATED APRIL 25, 1995
              AS SUPPLEMENTED OCTOBER 4, 1995 AND OCTOBER 31, 1995

The information under the heading "Details on Investment Policies - Investment Objective and Principal Policies" on pages 4-7 of the Prospectus is hereby supplemented as follows:

     FOREIGN SECURITIES. The Adviser may invest up to 25% of the Portfolio's assets in preferred securities of foreign issuers. The Adviser will make such investments when it believes it would be advantageous for the Portfolio for reasons relating to the quality of the investment, the opportunity to better diversify the Portfolio's investments, the ability to take advantage of tax situations, or to earn a higher yield than for other comparable securities.

     While such securities may involve greater risks than do securities of domestic issuers (e.g., risks related to currency and exchange rate fluctuations, changes in tax laws and treaties, war and expropriation), the Adviser has adopted certain policies to reduce such risks.

     First, foreign issuer securities investments will be made only in U.S. dollar denominated securities. As a result, direct or overt currency risks will be eliminated. Currency and exchange rate changes may affect such securities in indirect ways such as changing the issuer's profitability and business conditions. Second, the Portfolio will only invest in foreign securities which have been registered with the Securities and Exchange Commission and rated by a major U.S. rating agency such as Moody's or S&P. Finally, such investments must be made in accordance with the ratings requirements (investment grade or better) as discussed in the Prospectus.

The information under the heading "Details on Investment Policies - Risk Factors" on page 10 of the Prospectus is hereby supplemented as follows:

     The Portfolio's investments in securities of foreign issuers involve risks of exchange rate and currency fluctuations (indirectly because only U.S. dollar denominated securities may be purchased); of adverse changes in foreign economic and business conditions impacting foreign issuers; of adverse changes in tax laws and treaties affecting the tax treatment of such securities; and of the effects of such problems as trade conflicts, wars and expropriation.

                                [SPECTRUM LOGO]
                  ASSET MANAGEMENT, INC. - INVESTMENT ADVISER
                   FOUR HIGH RIDGE PARK - STAMFORD, CT 06905
                                 (203) 322-0189

                                   PROSPECTUS
                                 APRIL 25, 1995

ENHANCED MONTHLY                        THE REGIS FUND, INC.
INCOME PORTFOLIO                        THE REGIS SERVICE CENTER
INSTITUTIONAL CLASS SHARES              C/O MUTUAL FUNDS SERVICE COMPANY
                                        P.O. BOX 2798
                                        BOSTON, MA 02208-2798
                                        1-800-638-7983

    The Enhanced Monthly Income Portfolio seeks to provide a high level of monthly income consistent with capital preservation. The Portfolio intends to achieve this objective through diversified investments in preferred stock and fixed income securities combined with the use of hedging strategies intended to minimize fluctuations of capital. The Investment Adviser intends to manage the Portfolio so that it is suitable for investment by hospitals, HMO's, and other organizations related to the health care industry, as well as for other substantial investors such as non-profit corporations, foundations, endowments, pension plans or individuals looking to achieve returns above average money market securities. There can be no assurance that the Portfolio will achieve its stated objective.

    Please keep this Prospectus for future reference, since it contains information that you should understand before you invest. You may also wish to review the Enhanced Monthly Income Portfolio's "Statement of Additional Information" dated April 25, 1995 which was filed with the Securities and Exchange Commission and has been incorporated by reference into this Prospectus. (It is legally considered to be a part of this Prospectus.) Please call or write The Regis Fund, Inc. at the above address to obtain a free copy of this Statement.

THESE  SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
    SECURITIES  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION  TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               FEES AND EXPENSES

    Investors will be charged various fees and expenses incurred in managing the Enhanced Monthly Income Portfolio (the "Portfolio") including:

    SHAREHOLDER TRANSACTION EXPENSES: These are the costs entailed in buying, selling or exchanging shares of the Portfolio. The Portfolio does not charge investors for shareholder transaction expenses. However, transaction fees may be charged if you are a customer of a broker-dealer or other financial intermediary who has established a shareholder servicing relationship with the Fund on behalf of their customers. Please see "Buying, Selling and Exchanging Shares" for further information.

Sales Load Imposed on Purchases:                                       NONE
Sales Load Imposed on Reinvested Dividends:                            NONE
Deferred Sales Load:                                                   NONE
Redemption Fees:                                                       NONE
Exchange Fees:                                                         NONE

    ESTIMATED ANNUAL FUND OPERATING EXPENSES: These expenses, which cover the cost of administration, marketing and shareholder communication, and are usually quoted as a percentage of net assets, are factored into the Portfolio's share price and not billed directly to shareholders. They include:

Investment Advisory Fees:..........................................       0.60%
Administrative Fees:...............................................       0.13%
12b-1 Fees:........................................................       NONE
Distribution Costs:................................................       NONE
Other Expenses:....................................................       0.14%
                                                                           ---
Total Operating Expenses:..........................................       0.87%*
                                                                           ---
                                                                           ---

    The fees and expenses set forth above are estimated amounts for the Portfolio's first year of operations assuming average daily net assets of $50 million.

    * SPECTRUM ASSET MANAGEMENT, INC. HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEES OR REIMBURSE EXPENSES, IF NECESSARY, IN ORDER TO GUARANTEE THE PORTFOLIO'S TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 1.00% OF ITS AVERAGE DAILY NET ASSETS.

    Investors can get a better idea of how the Portfolio's operating expenses will affect their own investments by examining the following chart. The chart shows how much a hypothetical investor would pay in expenses, assuming that he or she made an initial investment of $1,000, earned a 5% annual rate of return and redeemed his or her investment at the end of the time period indicated.

                                                                                       1            3
                                                                                     YEAR         YEARS
                                                                                      ---         -----
Expenses:.......................................................................      $9          $28

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                               PROSPECTUS SUMMARY

     THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION APPEARING IN THE BODY OF THIS PROSPECTUS. CROSS-REFERENCES IN THIS SUMMARY ARE TO HEADINGS IN THE BODY OF THE PROSPECTUS.

  INVESTMENT OBJECTIVE:           High level of  income consistent with  capital
                                  preservation.

  PRINCIPAL INVESTMENTS:          Utility  and  corporate  preferred securities,
                                  monthly income preferred  stock, and short  to
                                  intermediate  term investment  grade or better
                                  debt  securities,   including  U.S.   Treasury
                                  securities;  combined with a cross-hedge using
                                  U.S.  Government   securities   futures.   See
                                  "Details on Investment Policies."

  INVESTOR SUITABILITY:           Hospitals,  HMO's, PPO's,  medical foundations
                                  and other  health  care  organizations;  other
                                  substantial   investors  such   as  non-profit
                                  corporations, foundations, endowments, pension
                                  plans  or  individuals   looking  to   achieve
                                  returns above average money market securities.

  INVESTMENT ADVISER:             Spectrum Asset Management, Inc., an investment
                                  counseling  firm founded in  1987; the Adviser
                                  presently manages over $750 million in  assets
                                  for    institutions,    pension    plans   and
                                  endowments. See "The Investment Adviser."

  SHARES AVAILABLE THROUGH:       Spectrum Asset  Management,  Inc.,  a  selling
                                  dealer for the Fund. See "How to Buy Shares by
                                  Mail" and "How to Buy Shares by Wire."

  COMMISSION:                     No-Load

  DIVIDENDS AND DISTRIBUTIONS:    Pays  dividends from available income monthly;
                                  distributes available  net  long-term  capital
                                  gains annually.

  REINVESTMENT:                   Distributions   will  be  reinvested  in  Fund
                                  shares  automatically,   unless  an   investor
                                  elects to receive cash distributions.

  INITIAL PURCHASE:               $500,000 minimum

  SUBSEQUENT PURCHASE:            $1,000 minimum

  REDEMPTIONS:                    Available   anytime,  without   cost;  at  the
                                  Portfolio's net  asset value  next  determined
                                  after  receipt  of a  redemption  request. The
                                  Portfolio's share  price will  fluctuate  with
                                  market  and  economic  conditions.  Therefore,
                                  your investment may be worth more or less when
                                  redeemed than when purchased. See "How to Sell
                                  Shares."

                            PERFORMANCE CALCULATIONS

    The Portfolio measures performance by calculating total return. Total return includes all interest and dividend payments plus the net change in value on all securities in the Portfolio over a specific period of time. To find out the average annual return, we simply divide this aggregate number by the number of years in the period in question. In calculating total return, we always assume that all interest and dividend payments have been reinvested in the Portfolio.

    The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's Statement of Additional Information.

    Since this is a new Portfolio, we can offer no information about past performance. When this information becomes available, you will find it, together with comparisons to appropriate indices, in the Portfolio's Annual Report to Shareholders, which may be obtained without charge.

    Write to "The Regis Fund, Inc." at the address on the front cover of this Prospectus or call 1-800-638-7983 to obtain your free copy of the Portfolio's Annual Report to Shareholders, when it becomes available. Shareholders will receive the Annual Report automatically.

                         DETAILS ON INVESTMENT POLICIES

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES

    The Enhanced Monthly Income Portfolio's investment objective is to provide a high level of monthly income consistent with capital preservation. The Adviser seeks to achieve this objective by diversifying the Portfolio's assets in investment grade preferred and fixed-income securities, of short to intermediate term, which will be hedged with U.S. Government securities futures to minimize capital fluctuations of the Portfolio caused by interest rates movements. The Adviser intends to concentrate the Portfolio's investments (i.e., 25%) in the utilities industry. The Portfolio's objective is fundamental and can be changed only upon approval by vote of the holders of a majority of the Portfolio's shares.

    CONCENTRATION IN UTILITIES SECURITIES. The Adviser intends to concentrate investments in preferred and fixed income securities in the utilities industry which includes companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy. It also includes issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit, but not those in public broadcasting.

    PREFERRED SECURITIES. The Adviser may invest the Portfolio's assets in a broad variety of preferred securities consisting of monthly income preferred securities ("MIPS"), stated auction rate preferred stocks ("STRAPS"), adjustable rate preferred stock ("ARPS"), perpetual preferred stock, and sinking fund preferred stock. MIPS are relatively new securities combining both debt and equity features. While somewhat complex, MIPS are a way for companies to issue debt with some of the positive attributes of debt, such as deductibility of interest, with the positive attributes of preferred stock such as a preferred (though subordinated) interest rate (referred to as dividends), inclusion of call provisions, and inclusion on the equity side of a debt/equity ratio. For investors, MIPS offer monthly income payments and yield advantages over comparable investments, but no portion of the income generated by the MIPS is eligible for the dividends received deduction by corporate investors at any level. Adjustable rate preferred stock is preferred stock that has a dividend rate which is adjusted periodically, typically every three months, to reflect changes in the general level of interest rates. The dividend rate on an adjustable rate preferred stock is determined by applying an adjustment formula, established at the time the stock is issued, which generally involves a fixed relationship to rates on specific classes of debt securities issued by the U.S. Treasury, with limits on the minimum and maximum dividend rates that may be paid. Sinking fund preferred stock provides for the issuer to redeem the outstanding preferred stock according to a mandatory retirement schedule. Perpetual preferred securities have no sinking fund or maturity features, but include a call feature, usually at par or above par. Dutch auction money market preferred stock is preferred stock in which the dividend is reset at "Dutch auction" from time to time, typically every 49 days (buyers submit bids; the price for all buyers is the marginal price at which the entire issue can be sold). STRAPS pay a fixed-dividend for a specified time which resets according to a prescribed formula related to the then prevailing yield curve.

    In selecting specific preferred stock and securities issues, the Adviser will consider not only current yield but all variables that would affect the value of a security (i.e., conversion features, sinking fund provisions, call features or redemption characteristics). Preferred securities' market values and risks reflect their varying blends of common stock and debt features. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion elements varies inversely with interest rates and perceived credit risk. Preferred securities have a preference over common stock in liquidation (and generally dividends as well) but are usually subordinated to the liabilities of the issuer in all respects. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer may cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Securities with conversion features may behave more like common stock while Dutch auction and adjustable rate preferred securities may behave more like short-term debt.

    The Adviser will also carefully analyze the underlying fundamentals of all securities in the Portfolio, with particular emphasis on interest and dividend coverage. For example, with respect to utility securities the Adviser will review the customer mix, regulatory climate, energy sources, quality of management, non-utility diversification, if any, and construction expenditures relative to internal cash generation. While the investment philosophy of the Adviser is primarily one of buy and hold, the Adviser will seek to optimize total returns by trading the Portfolio when it believes market, economic or other conditions make it advantageous to do so, for example, by taking advantage of market or pricing inefficiencies of certain securities to improve dividend income without eroding capital.

    FIXED INCOME SECURITIES in which the Portfolio may invest consist of notes and bonds issued by the U.S. Government and corporations, mortgage-backed debt securities, asset-backed securities, and various short-term instruments such as U.S. Treasury bills, commercial paper, bankers' acceptances, and certificates of deposit. Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. Certain mortgage-backed securities (such as "GNMAs") are called "Pass-Through" securities because both interest and principal payments (including pre-payments) are passed through to the holder of the security. Other mortgage-backed securities are collateralized by mortgage obligations (such as "CMOs" and "REMICs"), which behave like pass-through securities although the tax and accounting treatment can differ. When prevailing interest rates rise, the value of a mortgage-backed security may decrease as do other types of debt securities. When prevailing interest rates decline, however, the value of mortgage-backed securities may not rise on a comparable basis with other debt securities because of the prepayment feature. Additionally, if a mortgage-backed security is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment.

    Asset-backed securities are collateralized by shorter term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional measurement for maturity.

    Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

    The preferred securities and fixed income securities described above are the basic investments in which the Portfolio will be invested. However, within the realm of preferred and fixed income securities, new types of securities are constantly being developed. The Adviser intends to invest in such securities, when it makes sense to do so and is consistent with the Portfolio's objective. If any such new, complex or unusual securities will be used substantially, then this Prospectus will be amended to include a description of such securities.

    INVESTMENT GRADE SECURITIES are considered to be those having one of the four highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard and Poor's Corporation ("S&P") (AAA, AA, A or
BBB). The Portfolio may invest up to 5% of its assets in debt securities rated below investment grade ( i.e., below Baa or BBB). If the Portfolio holds a security that is downgraded to a rating below Baa or BBB and, as a result of such downgrade, more than 5% of the Fund's assets would be invested in securities rated below Baa or BBB, the Portfolio would take steps to reduce its investments in such securities to 5% or less of its assets as promptly as possible. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. Investments in lower rated securities involve a greater possibility that adverse changes, or perceived changes, in the business or financial condition of the issuer or in general economic conditions may impair the ability of the issuer to make timely payment of interest and repayment of principal. The prices of such securities tend to fluctuate more than those of higher rated securities. To the extent that there is no established or a relatively inactive secondary market in a particular rated security, it could be difficult at times to sell or value such security. Mortgage-backed securities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest or are considered by the Adviser to be of investment grade quality.

    As a matter of operating policy, the Adviser will invest at least 60% of the Portfolio's assets in securities of companies or issuers whose debt or fixed income securities are rated at least A or better by at least one rating agency. However, the Adviser may invest up to 5% of the Portfolio's assets in non-investment grade or unrated securities when warranted in the Adviser's judgment. In the event of a downgrade of the rating of a stock held in the Portfolio, the Adviser will attempt to liquidate the particular issue within a 90 day period. Ratings of fixed income securities and preferred stock differ to some degree. A detailed discussion of securities ratings is included in the Statement of Additional Information.

    DURATION POLICY. The Adviser will invest the Portfolio's assets so that its average duration will not exceed 2 to 3 years (for securities for which a duration can be determined). Duration compares interest rate risk between securities with different coupons and different maturities, summarizing in a single number the yield sensitivity of a bond -- how a bond's maturity and coupon rate affect its exposure to interest rate risk. Duration involves the application of several principles: as the maturity of a bond increases, duration increases: as the coupon of a bond increases, duration decreases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases.

    CROSS-HEDGING STRATEGY. The Adviser does not make interest rate projections and seeks to preserve capital by implementing and maintaining a constant cross-hedge. Preferred securities investments of the type described above are subject to market fluctuation based largely, but not exclusively on the preferred securities' sensitivity to changes in interest rates. By maintaining a hedge consisting of U.S. Government futures contracts, the Adviser seeks to reduce interest rate related risk.

    The Adviser monitors the correlation between the preferred and fixed-income securities and the U.S. Government futures markets. A short position established in Government futures contracts offsets the principal fluctuations of the preferred stock and fixed-income portfolio caused by interest rate movements. This strategy enables the Adviser to invest across the yield curve, realizing higher dividend yields, while managing interest rate volatility. The formula used by the Adviser to analyze and guide its hedging investments is derived by evaluating the history of price movements in the preferred stock, fixed-income and U.S. Government securities markets. The Adviser uses sophisticated quantitative analytical techniques, including regression analyses and price and yield volatility analyses, to create the necessary statistical data to monitor and adjust the hedging investments.

    The Portfolio's preferred and fixed-income securities portfolio and its futures positions produce offsetting capital gains and losses as interest rates change. As the goal is to achieve a netting effect of realized capital gains and losses, the Portfolio's rate of return will be primarily dividend and interest income. The hedging positions that the Portfolio expects to hold normally appreciate in value when interest rates rise. If any gain on these instruments were realized and used by the Portfolio to acquire additional preferred securities and fixed-income securities, an increase in the Portfolio's dividend and interest income would result. Conversely, should interest rates decline, these hedging positions would be expected to decline in value and, if necessary, the sale of some of the Portfolio's holdings of preferred securities and fixed-income securities to finance hedge losses would cause a decrease in the Portfolio's dividend and interest income.

    The Portfolio's use of hedging instruments and the availability of gains for investment in additional preferred securities and fixed-income securities may be limited by the restrictions and distribution requirements imposed on the Portfolio in connection with its qualification as a regulated investment company under the Internal Revenue Code of 1986 and by restrictions on the use of futures and related instruments by commodities and securities laws. See "Dividends, Capital Gains Distributions and Taxes." The Adviser does not believe that these restrictions and requirements will materially adversely affect the management of the Portfolio or the ability of the Portfolio to achieve its investment objective.

    The Portfolio may enter into futures contracts provided that not more than 5% of the Portfolio's total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. The primary risks associated with the use of futures and options are (1) imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures and options relating to the bonds purchased or sold by the Portfolio; and (2) possible lack of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position which could have an adverse impact on the Portfolio's ability to hedge. In the opinion of the Adviser, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid secondary market.

OTHER INVESTMENT POLICIES

    The policies discussed above are the principal policies of the Portfolio. The Portfolio may also, under normal circumstances, utilize the following securities, investments or investment techniques.

REPURCHASE AGREEMENTS

    In a repurchase agreement, the Portfolio purchases a security and, at the same time, arranges to sell it back to the original seller on a predetermined date. The repurchase agreement states the price that the seller will pay for the security plus the interest rate that the purchaser will receive while holding it. In effect, the Portfolio is lending its funds to the seller at an agreed upon interest rate and receiving a security as collateral for the loan. Repurchase agreements can range from overnight to a fixed term. They are a common way to earn interest on short-term funds.

    The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than (1) the repurchase price if such securities mature in one year or less or (2) 101% of the repurchase price if such securities mature in more than one year. The Administrator and the

Adviser will mark to market daily the value of the securities purchased, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence.

    There are some risks involved in repurchase agreements. If the seller defaults on its agreement to buy back the securities and the value of those securities falls, the Portfolio may incur losses in selling these securities on the open market. Also, if the seller enters bankruptcy, the bankruptcy court may decide that the securities are collateral not within the control of the Portfolio and therefore are subject to sale by the trustee in the bankruptcy. Finally, it is possible that the Portfolio may not be able to prove its ownership of the underlying securities.

    The Adviser believes that these risks can be controlled by carefully reviewing the securities involved in a repurchase agreement as well as the credit rating of the other party in the transaction. The Portfolio may invest in repurchase agreements collateralized by U.S. government securities, certificates of deposit, bankers' acceptances and other short-term securities as outlined above.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

    Occasionally the Portfolio will invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. Usually these securities are purchased within a month of their issue date. "Delayed settlements" occur when the Portfolio agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed.

    The Portfolio will maintain a separate account of cash, U.S. Government securities or other high-grade debt obligations at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

    The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

    Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

RESTRICTED AND ILLIQUID SECURITIES

    The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

LENDING OF PORTFOLIO SECURITIES

    The Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act"), or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that
(a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

    At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

INVESTMENT LIMITATIONS

    To help reduce the Portfolio's exposure to risk in specific situations, it has adopted certain limitations associated with its investments and investment practices. These policies and limitations are considered at the time of purchase. The sale of instruments is not required in the event of a subsequent change in circumstances.

    The Portfolio's limitations are as follows:

    (a) With respect to 75% of its assets, the Portfolio may not own more than 5% of the securities of any single issuer (other than investments
        issued  or guaranteed  by  the   U.S.  Government   or  any   of   its
        agencies   or instrumentalities);

    (b) With respect to 75% of its assets, the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer;

    (c) The Portfolio may not invest more than 5% of its assets in securities of issuers (other than securities issued or guaranteed by the U.S.
        or foreign governments or their political subdivisions) that have (with predecessors) less than 3 years of continuous operation;

    (d) The Portfolio may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers or other financial institutions as long as the loans are made in compliance with the 1940 Act and the rules, regulations and interpretations of the Commission;

    (e) The Portfolio may not borrow except from banks in extraordinary circumstances for temporary or emergency purposes. In this situation, the Portfolio may not (i) borrow more than 33 1/3 of its gross assets and (ii) cannot buy additional securities if it borrows more than 5% of its total assets; and


     (f) Pledge, mortgage or hypothecate more than 33 1/3% of its total assets at fair market value.

    The  Portfolio's investment  objective and investment  limitations (a), (b),
(d) and (e)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the Statement of Additional Information, as well as the Portfolio's investment policies, are not fundamental and the Fund's Board of Directors may change them without shareholder approval.

PORTFOLIO TURNOVER AND BROKERAGE

    This Portfolio is managed for production of monthly income, rather than short-term trading profits. It is expected that the annual portfolio turnover rate for the Portfolio will not exceed 100%. (A turnover rate of 100% would mean that all securities in the Portfolio would be replaced within a one-year period.) However, portfolio turnover depends to a great degree on market conditions. Occasionally, when the market shifts suddenly or when the prospects for individual securities change quickly, the Adviser may find it necessary to sell securities which have not been in the Portfolio for very long. High rates of portfolio turnover necessarily result in heavier brokerage and portfolio trading costs which is paid by the Portfolio. Higher rates of turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.

    The Portfolio's Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio. The Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all the Portfolio's transactions.

    It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through such broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

    Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a fair and reasonable manner. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the result of such allocations, are subject to periodic review by the Fund's Board of Directors.

RISK FACTORS

    Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Also, the tax status of certain securities may change.

    In addition, you should consider the following factors that could effect the Portfolio's rate of return:

    - The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

    - The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially (See "Lending of Portfolio Securities").

    - The Portfolio may engage in strategies to seek to hedge its investments against changes in security prices and interest rates by the use of futures contracts. These strategies involve the risk of imperfect correlation in the movements in the price of futures and movements in the price of securities and interest rates which are the subject of the hedge. (See "Details on Investment Policies -- Cross-Hedging Strategy").

    - Such hedging strategies like other investment techniques and strategies, if employed incorrectly, may adversely affect the Portfolio.

    - By concentrating its investments in the utilities industry, the Portfolio is exposed to changes in and possible adverse economic and industry conditions over time, including e.g., changes in government regulations, resource depletion, changing technologies and credit market constraints.

                     BUYING, SELLING AND EXCHANGING SHARES

    Shares of the Portfolio are offered through RFI Distributors, a division of Regis Retirement Plan Services, Inc., to investors at net asset value without a sales commission. The minimum initial investment is $500,000 with certain exceptions determined from time to time by the officers of the Fund. The minimum for subsequent investments is $1,000. Generally, purchases should be made through Spectrum Asset Management, Inc., which is a selling dealer in addition to being the Portfolio's Adviser. Purchases may also be made directly through The Regis Service Center or the Fund's Distributor, RFI Distributors.

    Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares . Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Certain Service Agents may receive compensation from the Fund, the Fund's Distributor, the Adviser, or any of the Adviser's affiliates. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

    Service Agents may enter confirmed purchase orders on behalf of their customers. If you buy shares of the Portfolio in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Transfer Agent prior to the close of the Transfer Agent's business day and to the Distributor to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers, the Fund and the Fund's Distributor for timely transmission of all subscription and redemption requests, investment information, documentation and money.

HOW TO BUY SHARES BY MAIL

    If you have never invested in this Portfolio before, you will have to fill out an Account Registration Form which can be obtained by calling the Fund at 1-800-638-7983. You will notice that the form includes a carbon copy. Once you have filled out the information on the form, please remove the carbon, separate the two copies and sign both. We require an original signature on both forms. Mail one copy, along with a check, to:

                              The Regis Fund, Inc.
                            The Regis Service Center
                        c/o Mutual Funds Service Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

    Mail the other copy, without the check, to:

                                RFI Distributors
                      One International Place, 44th Floor
                               100 Oliver Street
                                Boston, MA 02110

    NOTE: If purchases are made through Spectrum Asset Management, Inc., the appropriate copies automatically will be forwarded to RFI Distributors.

    To make additional investments to an account you have already established, simply mail your check to The Regis Service Center at the above address. Make sure that your account number, account name, and the name of the Portfolio are clearly indicated on the check so that we can properly credit your account.

    For both initial and additional investments, your funds will be credited to your account at the next share price calculated for the Portfolio after receipt. Investments received by 4 p.m. will be invested at the share price calculated after the market closes on the same day. (For example, if your check arrives on Tuesday morning, you will purchase shares at the price calculated after the market close on Tuesday.)

HOW TO BUY SHARES BY WIRE

    To make an initial investment by wire, you must first telephone the Fund at 1-800-638-7983. A representative will then ask you to provide the account number from which you plan to wire the funds, the bank or financial institution, its address, phone number and your social security or taxpayer identification number. You will then tell the representative which Portfolio you wish to invest in and, how much you want to invest. The representative will then provide you with an account number. Please write it down and keep it for your records.

    Once you have an account number, call your bank and instruct them to wire a specified amount to the Fund's custodian, Morgan Guaranty Trust Company of New York ("Custodian Bank").

    You will be asked to provide the following information:

                   Morgan Guaranty Trust Company of New York
                               New York, NY 10015
                                ABA# 0210-0023-8
                             DDA Acct.# 001-75-058
                           F/B/O The Regis Fund, Inc.
                     Ref: Enhanced Monthly Income Portfolio
               Your account number:  ____________________________
                Your account name:  ____________________________

    After you have instructed the bank to wire the money, you must forward a completed Account Registration Form to The Regis Service Center as soon as possible. You can obtain forms by calling The Regis Service Center at 1-800-638-7983. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

    Once you have made the initial purchase, you may buy additional shares by wire at any time by following the instructions above. On all wired purchases, funds will be invested at the share price calculated after the next market close.

IN-KIND PURCHASES

    Under certain circumstances, investors who own securities may be able to exchange them directly for shares of the Portfolio without converting their investments into cash first. The Portfolio will accept such in-kind purchases only if the securities offered for exchange meet the Portfolio's investment criteria, which are set forth in the "Details on Investment Policies" section of this Prospectus. Once accepted, the shares will be valued according to the process described in "How Share Prices are Determined" at the same time the Portfolio's shares are valued. Once a value has been determined for both, an exchange will be made. All dividends, interest, subscription, or other rights pertaining to these securities become the Fund's property; if you receive any such items, you must deliver them to the Fund immediately.

    The Fund will not accept securities for exchange unless they meet the following criteria:

    - The securities are eligible to be included in the Portfolio and market quotes can readily be obtained for them.

    - The investor assures the Fund that the securities are not subject to any restrictions under the Securities Act of 1933 or any other law or regulation.

    - The value of the securities exchanged does not increase the Portfolio's position in any specific issuer's security to more than 5% of the Portfolio's net assets.

    For tax purposes, the IRS generally treats any exchange of securities for Portfolio shares as a sale of the securities. This means that if you exchange securities which have appreciated in value since you bought them, you will realize capital gains and incur a tax liability. If you are interested in such an exchange, we suggest you discuss any potential tax liability with your tax adviser before proceeding.

HOW TO SELL SHARES

    You may sell shares by telephone or mail at any time, free of charge. Your shares will be valued at the next price calculated after we receive your instructions to sell.

BY MAIL

    To redeem by mail, include

    - your share certificates, if we have issued them to you;

    - a letter which tells us how many shares you wish to redeem or, alternatively, what dollar amount you wish to receive;

    - a signature guaranteed by your bank, broker or other financial institution (See "Signature Guarantees" below); and

    - any other necessary legal documents, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

    If you are not sure which documents to send, please contact The Regis Service Center at 1-800-638-7983.

BY TELEPHONE

    To redeem shares by telephone, you must have completed an Account Registration Form and returned it to the Fund. Once this form is on file, simply call the Fund and request the redemption amount to be mailed to you or wired to your bank. The Fund and the Fund's Transfer Agent will employ reasonable precautions to make sure that the instructions communicated by telephone are genuine. You will be asked to provide certain personal identification when you open an account, and again, when you request a telephone redemption. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. Neither the Fund nor the Transfer Agent will be responsible for any loss, additional cost or expense for following transaction instructions received by telephone that it reasonably believes are genuine.

    To  change  the  commercial  bank  or  the  account  designated  to  receive redemption proceeds, a written request must be sent to the Fund at the address on the cover of this Prospectus. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. You cannot redeem shares by telephone if you hold stock certificates for these shares. Please contact one of the Fund's representatives at 1-800-638-7983 for further details.

SIGNATURE GUARANTEES

    To protect your account, the Fund and the Fund's Transfer Agent from fraud, signature guarantees are required for certain redemptions. Signature guarantees are used to verify that the person who authorizes a redemption is, in fact, the registered shareholder. They are required whenever you:

    - redeem shares and request that the proceeds be sent to someone other than the registered shareholder(s) or to an address which is not the registered address; or

    - transfer shares from one Portfolio to another.

    Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. (The Regis Service Center can provide you with a full definition of the term.) You can obtain a signature guarantee at almost any bank as well as through most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public cannot provide a signature guarantee.

    The signature guarantee must appear either:

    - on the written request for redemption; or

    - on a separate instrument for assignment (a "stock power") which should specify the total number of shares to be redeemed; or

    - on all stock certificates tendered for redemption, and, if shares held by the Fund are also being redeemed, then on the letter or stock power.

FURTHER INFORMATION ON SELLING SHARES

    Normally, the Fund will make payment for all shares sold under this procedure within one business day after we receive a request. In no event will payment be made more than seven days after receipt of a redemption (sale) request in good order. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed or under any emergency circumstances as determined by the Commission.

    If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges when they sell portfolio securities received in payment of redemptions.

HOW TO EXCHANGE SHARES

    You may exchange Institutional Class Shares of the Portfolio for any other Institutional Class Shares of a Portfolio included in The Regis Family of Funds which is comprised of The Regis Fund, Inc. and The Regis Fund II. (See the list of Portfolios comprising The Regis Family of Funds - Institutional Class Shares at the end of this Prospectus.) When you exchange shares you sell your old shares and buy new ones, both at the price calculated after the next market close. There is no sales charge for exchanges.

    Exchange requests may be made by phone or letter. Telephone exchanges may be made only if the Fund holds all share certificates and if the registration of the two accounts is identical. Telephone exchanges received before 4 p.m. will be processed at the share price set after the market close the same day. Exchanges received after 4 p.m. will be executed at the share price determined at the market close the following day. For additional information regarding responsibility for the authenticity of telephoned transaction instructions, see "How to Sell Shares By Telephone" above. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence.

    Neither the Fund nor the Fund's Transfer Agent will take responsibility for ensuring it is indeed the shareholder issuing the exchange orders; however, we may use some of the precautions described above for selling shares. The Fund may also limit both the frequency and the amount of exchanges permitted if it is in the interest of the Fund's shareholders.

    Please review a Portfolio's investment objectives before shifting money into it. Make sure its objectives and strategies fit with your long-term goals. Before exchanging into a Portfolio, read its Prospectus. You may obtain one for the Portfolio(s) you are interested in by calling The Regis Service Center at 1-800-638-7983. Remember, every time you exchange shares of one Portfolio for another, your transaction is counted as a sale of the first security and a purchase of the second. As a result, you may incur a tax liability by exchanging shares if your investment has appreciated since you bought it. Consult your tax adviser to determine your liability for capital gains taxes.

                        HOW SHARE PRICES ARE DETERMINED

    We calculate the value of each share of the Portfolio every day that the NYSE is open. This means that shares are valued after the market close, generally at 4 p.m. Eastern time on Monday through Friday, except for major holidays when the NYSE is closed.

    To determine how much each share is worth, we add up the total market value of all the securities in the Portfolio plus cash and other assets, deduct liabilities and then divide by the total number of shares outstanding.

    For stocks, we use the last quoted trading price as the market value. For listed stocks, we use the price quoted by the exchange on which the stock is primarily traded. Listed stocks which have not been traded on the valuation date or for which market quotations are not readily available are valued at a price between the last price asked and the last price bid. Over-the-counter and unlisted securities are valued based on a matrix system which considers such factors as security prices, yields and maturities.

    Bonds and other fixed income securities including fixed-dividend preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

    The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Directors.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS

    The Portfolio will pay monthly dividends to you from the preferred stock dividends, preferred security interest and fixed-income security interest earned by its investments. If any net capital gains are realized, the Portfolio will normally distribute such gains with the last dividend for the fiscal year. The dividends and capital gains are either distributed to you in cash or reinvested at the Portfolio's new after-dividend price, depending on your instructions to the Portfolio. Unless you specifically tell us to distribute dividend income in cash, however, we will assume you want this income reinvested.

    Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders.

    Reinvested dividend distributions will affect your tax liability. By law, you must pay taxes on any dividend or interest income you receive on your investments whether distributed in cash or reinvested in shares. The Portfolio will send you a statement at the end of the year telling you exactly how much dividend income you have earned for tax purposes.

CAPITAL GAINS

    Capital   gains  are  another  source  of  appreciation  to  the  Portfolio.
Basically, a capital gain is an increase in the value of a stock or bond.

    You can incur capital gains in two ways. First, if the Portfolio buys a stock or bond at one price, then sells it at a higher price, it will realize a capital gain. At the end of the year, the capital gains the Portfolio has made are added up and capital losses are subtracted. The total is then divided by the number of shares outstanding. You will receive a statement at the end of the year informing you of your share of the Portfolio's capital gains.

    The second way to incur capital gains is to sell or trade your shares. If you sell shares at a higher price than you bought them, you will be responsible for paying taxes on your gain. There are several ways to determine your tax liability, and we suggest you contact a qualified tax adviser to help you decide which is best for you.

TAXES

    The Portfolio intends to qualify each year as a "regulated investment company" under Federal tax law, and if it qualifies, the Portfolio will not be liable for Federal income taxes, because it will have distributed all its net investment income and net realized capital gains to shareholders. Shareholders will then have to pay taxes on dividends, whether they are distributed as cash or are reinvested in shares, and on net short-term capital gains. Dividends and short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains.

    In order to qualify for the corporate dividends received deduction, corporate shareholders must satisfy certain holding period requirements for the Portfolio's shares. Specifically, the deduction is only permitted when the Portfolio's shares have been held for a MINIMUM of 46 days. The holding period requirements apply to each block of Portfolio shares acquired including each block of shares received in payment of the Portfolio's monthly dividends. Unless shareholders specifically account for and identify the shares purchased or redeemed for holding period purposes, tax regulations currently require investors to use a first-in, first-out approach to track purchases and sales. No portion of the income generated by a MIPS investment is eligible for the dividends received deduction, so no portion of such income can be designated by the Portfolio as eligible for the dividends received deduction for corporate investors. Corporate investors are advised to consult with their tax advisers on their eligibility for the dividends received deduction with respect to dividends received from the Portfolio.

    Whether paid in cash or additional shares of the Portfolio and regardless of the length of time the shares in the Portfolio have been owned by the shareholder, distribution from long-term capital gains are taxable to shareholders as such but are not eligible for the dividends received deduction. Shareholders are notified annually by the Fund as to the Federal tax status of dividends and distributions paid by the Portfolio. Such dividends and distributions may also be subject to state and local taxes.

    Redemptions of shares in the Portfolio are taxable events for Federal income tax purposes. A shareholder may also be subject to state and local taxes on such redemptions.

    The Portfolio intends to declare and pay dividend and capital gains distributions so as to avoid imposition of the Federal Excise Tax. To do so, the Portfolio expects to distribute an amount equal to (1) 98% of its calendar year ordinary income, (2) 98% of its capital gains net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending October 31st, and (3) 100% of any undistributed ordinary or capital gains net income from the prior fiscal year. Dividends declared in October, November, or December to shareholders of record in such month will be deemed to have been paid by the Fund and received by the shareholders on December 31st of such calendar year, provided that the dividends are paid before February 1 of the following year.

    The Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on the Account Registration Form or on a separate form supplied by the Fund that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding.

STATE AND LOCAL TAXES

    Shareholders may also be subject to state and local taxes on distributions from the Portfolio. Shareholders should consult with their tax advisers with respect to the tax status of distributions from the Fund in their state and locality.

                             THE INVESTMENT ADVISER

    Spectrum Asset Management, Inc., the "Adviser", is a Connecticut corporation formed in 1987 and is located at Four High Ridge Park, Stamford, CT 06905. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation and provides investment management services to corporations, pension plans, and endowments. As of the date of this Prospectus, the Adviser had in excess of $750 million in assets under management. Since its inception, the Adviser has concentrated all of its advisory services in the management of diversified portfolios of fixed-dividend, utility preferred stocks for its clients. At all times, portfolios have been hedged with U.S. Government securities futures and options to minimize principal fluctuations of the portfolios caused by interest rate changes. At this time the Adviser does not offer any other types of money management services to its clients, specializing only in the area of hedged, fixed-dividend, utility preferred portfolios.

    The Adviser is registered as a broker-dealer and investment adviser with the Commission and is a member firm of the National Association of Securities Dealers, Inc. The Adviser is also registered with the Commodity Futures Trading Commission and the National Futures Association and operates as a commodity trading adviser and introducing broker.

    Under an Investment Advisory Agreement (the "Agreement") with the Fund, dated as of April 25, 1995, the Adviser, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place purchase and sale orders for the Portfolio's investments.

    As compensation for the services rendered by the Adviser under the Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.60%.

    The Adviser may, from time to time, waive its advisory fees, or reimburse the Portfolio for certain expenses in order to reduce the Portfolio's expense ratio. AS OF THE DATE OF THIS PROSPECTUS, THE ADVISER HAS VOLUNTARILY AGREED TO REIMBURSE THE PORTFOLIO, IF NECESSARY, IN ORDER TO KEEP ITS TOTAL ANNUAL OPERATING EXPENSES FROM EXCEEDING 1.00% OF ITS AVERAGE DAILY NET ASSETS. THE PORTFOLIO WILL NOT REIMBURSE THE ADVISER FOR ANY ADVISORY FEES WHICH ARE WAIVED OR PORTFOLIO EXPENSES WHICH THE ADVISER MAY BEAR ON BEHALF OF THE PORTFOLIO.

    The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

INVESTMENT PROFESSIONALS

    Scott Fleming, Mark Lieb, L. Philip Jacoby, IV and Patrick G. Hurley are primarily responsible for the day-to-day investment management of the Portfolio.

    SCOTT T. FLEMING--Chairman of the Board of Directors, Chief Financial Officer, and one of the principals of Spectrum Asset Management, Inc. Mr. Fleming was a Director and Principal of DBL Preferred Management, Inc., a wholly-owned subsidiary of Drexel Burnham Lambert, Inc. Prior to joining DBL, Mr. Fleming was a financial analyst with EG&G, Inc., where he was responsible for all outside money managers as well as managing a significant Adjustable Rate Preferred Stock portfolio. He is currently licensed as a Financial/Operations Principal (Series 27), a General Securities Principal (Series 24), Securities Registered Representative (Series 7), Blue Sky Law (Series 63), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, Babson College, B.S. Accounting, Bentley College.

    MARK A. LIEB--Director, President, Chief Executive Officer, and one of the principals of Spectrum Asset Management, Inc.; Director of the parent company, United Asset Management Corporation. Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly-owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. He was instrumental in the formation, continual development and execution of all aspects of the subsidiary including portfolio management. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. He is a licensed Securities Representative (Series 7), Blue Sky Law (Series 63), General Securities Principal (Series 24), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. M.B.A. Finance, University of Hartford; B.A. Economics, Central Connecticut State College.

    L. PHILLIP JACOBY, IV--Vice President of Portfolio Management, Spectrum Asset Management, Inc. Prior to joining Spectrum, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a significant preferred stock portfolio and Vice President, Institutional Sales at E.F. Hutton, Inc. He is a licensed General Securities Representative (Series 7), a General Securities Principal (Series 24), a Municipal Securities Principal (Series 53). B.S.B.A., Finance, Boston University.

    PATRICK  G.  HURLEY--Hedge  Manager.  Mr.  Hurley  came  to  Spectrum  Asset
Management, Inc. from James Money Management, Inc. where he served as a Government Securities Trader and Computer Specialist. Prior to joining James, Mr. Hurley was with Oppenheimer & Co., Inc. where he held positions as an Assistant Trader--Fixed Income and Programmer/Analyst. In both positions at Oppenheimer, he was an integral part of the fixed income arbitrage group which concentrated on the hedged trading of U.S. Treasury Bond and Note Futures. He is currently a licensed General Securities Representative (Series 7), and registered with the NFA as an Associated Person (Series 3) with Spectrum Asset Management, Inc., CTA. B.S. Electrical Engineering (Computer Concentration), University of Notre Dame.

                              FUND ADMINISTRATION

THE ADMINISTRATOR

    United States Trust Company of New York ("U.S. Trust"), through its affiliate, Mutual Funds Service Company, provides all administrative, fund accounting, dividend disbursing and transfer agent services to the Fund.

    The Chase Manhattan Corporation, the parent company of The Chase Manhattan Bank, N.A. ("Chase"), and U.S. Trust have entered into a merger agreement which, when completed, will transfer U.S. Trust's securities processing businesses, including Mutual Funds Service Company, to Chase. It is anticipated that this transaction will be completed in the summer of 1995 and will not affect the nature or quality of the administrative services furnished to the Fund and its Portfolios.

    According to the Fund Administration Agreement, the Portfolio pays the administrator a fee for its services. This fee is a portion of the total fee paid by all the Regis Fund Portfolios. On an annualized basis, this total fee equals: 0.20 of 1% of the first $200 million in combined Fund assets, plus 0.12 of 1% of the next $800 million in combined Fund assets, plus 0.08 of 1% on assets over $1 billion but less than $3 billion, and 0.06 of 1% on assets over $3 billion. Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a designated minimum fee schedule per Portfolio which ranges from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

THE DISTRIBUTOR

    RFI Distributors (the "Distributor"), a division of Regis Retirement Plan Services, Inc., a wholly-owned subsidiary of United Asset Management Corporation, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio. The Agreement continues in effect as long as the Fund's Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, approve it on an annual basis. The Agreement provides that the Fund will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. Shares of the Portfolio are also sold through the Adviser's brokerage division pursuant to a selling-dealer agreement with the Distributor. The Adviser does not receive any compensation under the Agreement.

CUSTODIAN

    Morgan Guaranty Trust Company of New York serves as custodian of the Fund's assets.

ACCOUNTANTS

    Price Waterhouse LLP acts as the independent accountants for the Fund and audits its financial statements annually.

REPORTS

    Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be made by writing to the Fund at the address listed on the cover of this Prospectus or by calling 1-800-638-7983.

LITIGATION

    The Fund is not involved in any litigation.

PRINCIPAL BUSINESS ADDRESS OF DISTRIBUTOR

    RFI Distributors
    One International Place, 44th Floor
    100 Oliver Street
    Boston, Massachusetts 02110

                            GENERAL FUND INFORMATION

    The Portfolio is one of a series of investment portfolios available through The Regis Fund, Inc., an open-end investment company known as a "mutual fund." The Fund was organized under the name "ICM Fund, Inc." on October 11, 1988 as a Maryland Corporation. Each of the Portfolios which make up the Fund have different investment objectives and policies. Together, the Portfolios offer a diverse set of risk and return characteristics to suit a wide range of investor needs. In addition, several of the Fund's Portfolios offer two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares. Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Institutional Service Class Shares bear certain fees payable by that class to financial institutions for services they provide to the owners of such shares. (See "Description of Shares and Voting Rights" below for further details.) The Portfolio currently offers only one class of shares.

DESCRIPTION OF SHARES AND VOTING RIGHTS

    The   Officers  of  the  Fund  manage  its  day-to-day  operations  and  are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers.

    The Fund's Articles of Incorporation permits the Fund to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

    The shares of each Portfolio of the Fund are fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Institutional Service Class Shares bear certain expenses related to shareholder servicing, may bear expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The Fund will not ordinarily hold shareholder meetings except as required by the 1940 Act, and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

    The Regis Fund, Inc. and The Regis Fund II comprise The Regis Family of Funds and together they offer investors a broad variety of portfolios managed by a selection of well-known investment managers.

                             DIRECTORS AND OFFICERS

    The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years.

JOHN T. BENNETT, JR.                  Director  of  the  Fund;  President  of  Squam  Investment
College Road--RFD 3                   Management  Company,  Inc.  and  Great  Island  Investment
Meredith, NH 03253                    Company, Inc.;  President  of Bennett  Management  Company
                                      from 1988 to 1993.

J. EDWARD DAY                         Director  of the  Fund; Retired Partner  in the Washington
5804 Brookside Drive                  office  of  the  law  firm  Squire,  Sanders  &   Dempsey;
Chevy Chase, MD 20815                 Director,  Medical Mutual  Liability Insurance  Society of
                                      Maryland; formerly,  Chairman  of the  Montgomery  County,
                                      Maryland, Revenue Authority.

PHILIP D. ENGLISH                     Director  of  the  Fund;  President  and  Chief  Executive
16 West Madison Street                Officer of Broventure Company,  Inc.; Director of  Chektec
Baltimore, MD 21201                   Inc., BioTrax, Inc. and Cyber Scientific, Inc.

WILLIAM A. HUMENUK                    Director  of the Fund; Partner  in the Philadelphia office
4000 Bell Atlantic Tower              of the law firm Dechert  Price & Rhoads; Director,  Hofler
1717 Arch Street                      Corp.
Philadelphia, PA 19103

NORTON H. REAMER*                     Director,  President and Chairman  of the Fund; President,
One International Place               Chief Executive  Officer and  a Director  of United  Asset
Boston, MA 02110                      Management  Corporation; Director,  Partner or  Trustee of
                                      each of the Investment Companies of the Eaton Vance  Group of Mutual Funds.

ROBERT B. RUSSELL, II*                Director  and Vice  President of  the Fund;  Principal and
803 Cathedral Street                  Chief  Operating  Officer  of  Investment  Counselors   of
Baltimore, MD 21201                   Maryland,  Inc. ("ICM");  Executive Vice  President of ICM
                                      from 1978 to 1992.

PETER M. WHITMAN, JR.*                Director of  the  Fund;  President  and  Chief  Investment
One Financial Center                  Officer  of  Dewey  Square  Investors  Corporation ("DSI")
Boston, MA 02111                      since 1988; Director and Chief Executive Officer of H.  T.
                                      Investors, Inc., a subsidiary of DSI.

WILLIAM H. PARK*                      Vice  President  and  Assistant  Treasurer  of  the  Fund;
One International Place               Executive Vice President  and Chief  Financial Officer  of
Boston, MA 02110                      United Asset Management Corporation.

ROBERT R. FLAHERTY*                   Treasurer  of the Fund; Manager of Fund Administration and
73 Tremont Street                     Compliance of the Administrator since March 1995; formerly
Boston, MA 02108                      Senior Manager of Deloitte & Touche LLP from 1985 to 1995.

KARL O. HARTMANN*                     Secretary of the  Fund; Senior  Vice President,  Secretary
73 Tremont Street                     and   General  Counsel   of  Administrator;   Senior  Vice
Boston, MA 02108                      President,  Secretary  and  General  Counsel  of   Leland,
                                      O'Brien,  Rubinstein Associates, Inc.,  from November 1990 to November  1991; Vice  President and  Associate  General
                                      Counsel  of The Boston Company  Advisors, Inc. from August
                                      1988 to November 1990.

HARVEY M. ROSEN*                      Assistant Secretary of the Fund; Senior Vice President  of
73 Tremont Street                     the Administrator.
Boston, MA 02108

------------------------
* This person is deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

             THE REGIS FAMILY OF FUNDS--INSTITUTIONAL CLASS SHARES

ACADIAN ASSET MANAGEMENT, INC.
    Acadian Emerging Markets Portfolio
    Acadian International Equity Portfolio

CHICAGO ASSET MANAGEMENT COMPANY
    Chicago Asset Management Value/Contrarian Portfolio
    Chicago Asset Management Intermediate Bond Portfolio

COOKE & BIELER, INC.
    C&B Balanced Portfolio
    C&B Equity Portfolio

C.S. MCKEE & CO., INC.
    McKee International Equity Portfolio
    McKee Domestic Equity Portfolio
    McKee U.S. Government Portfolio

DEWEY SQUARE INVESTORS CORPORATION
    DSI Disciplined Value Portfolio
    DSI Limited Maturity Bond Portfolio
    DSI Money Market Portfolio

FIDUCIARY MANAGEMENT ASSOCIATES, INC.
    FMA Small Company Portfolio

INVESTMENT COUNSELORS OF MARYLAND, INC.
    ICM Equity Portfolio
    ICM Fixed Income Portfolio
    ICM Small Company Portfolio

MURRAY JOHNSTONE INTERNATIONAL LTD.
    MJI International Equity Portfolio

NWQ INVESTMENT MANAGEMENT COMPANY
    NWQ Balanced Portfolio
    NWQ Value Equity Portfolio

RICE, HALL JAMES & ASSOCIATES
    Rice, Hall James Small Cap Portfolio

SIRACH CAPITAL MANAGEMENT, INC.
    Sirach Fixed Income Portfolio
    Sirach Growth Portfolio
    Sirach Short-Term Reserves Portfolio
    Sirach Special Equity Portfolio
    Sirach Strategic Balanced Portfolio

SPECTRUM ASSET MANAGEMENT, INC.
    SAMI Preferred Stock Income Portfolio
    Enhanced Monthly Income Portfolio

STERLING CAPITAL MANAGEMENT COMPANY
    Sterling Partners' Balanced Portfolio
    Sterling Partners' Equity Portfolio
    Sterling Partners' Short-Term Fixed Income Portfolio

THOMPSON, SIEGEL & WALMSLEY, INC.
    TS&W Equity Portfolio
    TS&W Fixed Income Portfolio
    TS&W International Equity Portfolio

                                [SPECTRUM LOGO]
                  ASSET MANAGEMENT, INC. - INVESTMENT ADVISER
                   FOUR HIGH RIDGE PARK - STAMFORD, CT 06905
                                 (203) 322-0189

ENHANCED MONTHLY                        THE REGIS FUND, INC.
INCOME PORTFOLIO                        THE REGIS SERVICE CENTER
INSTITUTIONAL CLASS SHARES              C/O MUTUAL FUNDS SERVICE COMPANY
                                        P.O. BOX 2798
                                        BOSTON, MA 02208-2798
                                        1-800-638-7983

                                   PROSPECTUS
                                 APRIL 25, 1995

                               TABLE OF CONTENTS

                                                   PAGE
                                                 ---------
Fees and Expenses..............................          2

Prospectus Summary.............................          3

Performance Calculations.......................          4

Details on Investment Policies.................          4

Buying, Selling and Exchanging Shares..........         11

How Share Prices are Determined................         15

Dividends, Capital Gains Distributions and
  Taxes........................................         16

                                                   PAGE
                                                 ---------

The Investment Adviser.........................         17

Fund Administration............................         19

General Fund Information.......................         20

Directors and Officers.........................         21

The Regis Family of Funds--Institutional Class
  Shares.......................................         22
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    NO  PERSON  HAS BEEN  AUTHORIZED  TO GIVE  ANY  INFORMATION OR  TO  MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT  OF
ADDITIONAL  INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS
AND, IF  GIVEN OR  MADE, SUCH  INFORMATION OR  ITS REPRESENTATIONS  MUST NOT  BE
RELIED  UPON AS  HAVING BEEN  AUTHORIZED BY THE  FUND. THIS  PROSPECTUS DOES NOT
CONSTITUTE AN OFFERING BY  THE FUND IN ANY  JURISDICTION IN WHICH SUCH  OFFERING
MAY NOT LAWFULLY BE MADE.